UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

1414 Sixth Avenue, Suite 900

New York, NY 10019

 (Address of principal executive offices)

(Zip code)

John E. Deysher

1414 Sixth Ave., Suite 900,

New York, NY 10019

 (Name and address of agent for service)

With copy to:

Stephanie A. Djinis, Esq

Law Offices of Stephanie A. Djinis

1749 Old Meadow Road, Suite 310

McLean, Virginia 22102

Registrant's telephone number, including area code: (212) 508-4537

Date of fiscal year end: 12/31

Date of reporting period: 6/30/03

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Pinnacle Value Fund

Semi-Annual Report

June 30, 2003

Pinnacle Value Fund

Semi Annual Report (unaudited)                                                             June 30, 2003

Dear Fellow Shareholders:

The Fund ended the June 30 quarter with an NAV of $10.37/sh, for a total return of 3.7%. This compares with a 23.4% gain for the Russell 2000 and a 15% gain for the S&P 500 with dividends reinvested in both cases. Year to date returns for the Fund, Russell 2000 and S&P 500 are +3.7%, +17.9% and +10.8% respectively. The Fund launched April 1.

June 30 net assets were just over $2,000,000, most of which came in throughout the quarter.  We have 19 investments across multiple industries including apparel, lodging, retailing, education, telecom equipment, recreational vehicles, floor cleaning equipment, machinery, shopping malls, oil field equipment, textiles, automotive aftermarket, insurance brokerage and mobile homes. All are established players in their fields with seasoned management (who in many cases own lots of stock), solid earnings potential and conservative balance sheets. All were purchased at reasonable valuations.

The portfolio’s weighted average market capitalization is $165 million.

The yield on our securities is 1.9% reflecting our objective of earning some income while we wait for the securities to appreciate. (uninvested cash is earning under 1%.)

We ended the quarter about 25% invested and were well below that for most of the quarter. Being under invested in a rapidly rising market hurt our performance. Frankly, until late June, I was having some difficulty finding an adequate number of attractive investments. Securities that were very undervalued in early March became fairly valued (if not overvalued in certain cases) as the market rallied strongly across all market capitalizations. The higher the market, the fewer the undervalued securities.

Our open positions are up about 9.2% including dividends. In addition, we closed out 2 positions for a net gain of $18,200 or 56% on our cost. I can assure you that I’m working very hard on finding additional ideas to put our cash to work without taking significant capital risks. Our activity has picked up recently as certain securities have retreated to our buying range. I’m hopeful this will continue. As I’ve mentioned to many shareholders already, our results will likely be above average in declining or flat markets but we may underperform in rising markets. This proved to be the case last quarter. Over time, on a fully invested basis, we hope to significantly outperform the Russell 2000, our benchmark.

The markets have rallied at a pace (and to valuations) which may or may not be sustainable. The bulls point to the prospect of rising corporate earnings due to low interest rates and tax cuts to spur spending, a falling dollar to drive exports and stabilizing consumer confidence. The bears see the market as vulnerable because of rising unemployment, continued sluggish consumer/business spending, excess worldwide capacity in most industries and weak overseas economies. They also note insiders have been massive sellers of their shares. Regardless of the market’s direction we are ready to buy multiple securities at reasonable valuations as opportunities occur.

At this point, it might make sense to outline how we define value. We prefer a wide interpretation of the term value and our research may lead us to identify several types of opportunities. One may be a well managed growth company that has a temporary (we believe) earnings setback proving an attractive entry point. Another may be a security that is depressed because of a cyclical earnings decline due to an economic contraction. Another is the asset value approach where we can buy companies at a healthy discount to their liquidation or replacement value. We may also invest in turnarounds, companies emerging from bankruptcy reorganization or about to be divested/spunoff from larger entities- all of these may have minimal analyst coverage and may be available at very reasonable prices. You will find most of the above in the current portfolio- we would like to add to just about all of our positions at lower prices.

Some of you have asked whether the Fund will invest in foreign companies. The answer is yes, so long as they meet all the qualitative and quantitative investment criteria we subject our domestic companies to. This includes filing the necessary disclosure documents and audited financial statements with the SEC on a regular basis.

Speaking of foreign securities, you will notice we have a position in i shares MSCI Japan (Symbol EWJ), an exchange traded fund that seeks to provide investment results that correspond to the performance of the Japanese market as measured by the MSCI (Morgan Stanley Capital International) Japan Index. The Index contains well known Japanese companies like Toyota Motor Corp., Canon Inc., Sony Corp., Matsushita Electric and others. We purchased the shares at close to a 20 year low in the Japanese stock market. Recall that the Nikkei 225 peaked at around 39,000 in 1989 and appears to have bottomed at 7,600 in April, 2003, down 80%. Many blue chip Japanese stocks have totally broken down which is usually a sign that a bear market is nearing its end. We believe it is only a matter of time before investors take capital out of the Japanese bond market (yielding less than 1%) and buy equities. While bearish sentiment about the world’s second largest economy still prevails, beneath the surface some bullish activity is percolating including increased share repurchases, management buyouts, and merger/ acquisition activity.

By now you should have received your June 30 statement reflecting our results to that date. Our next communication to shareholders will be the quarterly statement for the period ending Sept 30 which will be mailed in early October. As always, if you have any questions about your account or the Fund, don’t hesitate to call or write.

Thank you for your continued support and enthusiasm.

/s/John E. Deysher

John E. Deysher                                                                            Pinnacle Value Fund

President and Portfolio Manager                                                 1414 Sixth Ave-900

212-508-4537                                                                                 New York, NY 10019

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

			Schedule of Investments
			June 30, 2003
Shares/Principal Amount		Market Value	% of Assets

COMMON STOCKS
Apparel/Accessories
16,500	Cutter & Buck, Inc. *	83,985	4.17%

Auto & Truck Parts
3,000	Edelbrock Corp. *	31,050	1.54%

Chemical Manufacturing
200	KMG Chemicals, Inc.	558	0.03%

Education
3,500	Aristotle Corp. Ser. I Conv. Pfd.	24,710	1.23%

Food Processing
4,500	Golden Enterprises, Inc.	10,575	0.53%

Hotels & Motels
8,200	Prime Hospitatlity Corp. *	55,022	2.73%

Insurance
22,500	Paula Financial *	31,500	1.56%

Manufactured Housing
1,100	Patrick Industries, Inc. *	7,018	0.35%

Misc. Capital Goods
2,500	Hardinge, Inc. *	20,250
1,500	Minuteman International, Inc.	13,710
3,800	The L.S. Starrett Co.	49,210
		83,170	4.13%

Misc. Fabricated Products
7,200	Metals USA, Inc. *	29,880	1.48%

Mobile Homes & RVs
3,000	National R.V. Holdings, Inc. *	15,540	0.77%

Oil Field Service
500	Lufkin Industries, Inc.	12,230	0.61%

Exchange Traded Funds
3,000	iShares MSCI Japan *	21,870	1.09%

Real Estate Investment Trusts
1,800	Price Legacy Corp. Pfd A	30,276	1.50%

Retail
16,000	United Retail Group, Inc. *	31,520	1.57%

Telecom Equipment
1,000	Preformed Line Products	15,250	0.76%

Textiles- Non-Apparel
1,400	UNIFI, Inc. *	8,680	0.43%

Total for Common Stock		$ 492,834	24.47%

Cash and Equivalents
1,546,837	First American Treasury Obligation Fund Cl S .40% **	1,546,837	76.82%

	Total Investments	2,039,671	101.29%
	(Identified Cost -$ 1,996,628)

	Assets less other Liabilities	(26,035)	-1.29%

	Net Assets	$ 2,013,636	100.00%

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities (unaudited)
June 30, 2003

Assets:
Investment Securities at Market Value	$ 2,039,671
(Identified Cost -$ 1,996,628)
Receivables:
Dividneds and Interest	802
Due From Brokers	27,460
Due From Advisor	9,050
Total Assets	2,076,983
Liabilities:
Payables:
Management Fees	1,960
Accrued Expenses	9,580
Due to Brokers	51,807
Total Liabilities	63,347
Net Assets	$2,013,636
Net Assets Consist of:
Capital Paid In	1,956,578
Accumulated Undistributed Net Investment Income	(4,203)
Realized Gain (Loss) on Investments - Net	18,218
Unrealized Apppreciation in Value
of Investments Based on Identified Cost - Net	43,043
Net Assets, for 194,252 Shares Outstanding	$ 2,013,636
Net Asset Value and Redemption Price
Per Share ($2,013,636/194,252 shares)	$ 10.37

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST
Statement of Operations (unaudited)
4/1/2003*
to
6/30/2003
Investment Income:
Dividends	$ 450
Interest	1,670
Total Investment Income	2,120
Expenses: (Note 2)
Accounting Fees	3,590
Audit Fees	2,493
Custodial Fees	748
Insurance Fees	2,493
Investment Advisor Fees	4,416
Legal Fees	1,496
Misc. Fees	249
Printing & Mailing Fees	748
Registration Fees	599
Trustee Fees	997
Total Expenses	17,829
Reimbursed Expenses	(11,506)
Net Expenses	6,323

Net Investment Income	(4,203)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	18,218
Unrealized Appreciation (Depreciation) on Investments	43,043
Net Realized and Unrealized Gain (Loss) on Investments	61,261

Net Increase (Decrease) in Net Assets from Operations	$ 57,058

*commencement of operations

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Changes in Net Assets (unaudited)
4/1/2003*
to
6/30/2003
From Operations:
Net Investment Income	$ (4,203)
Net Realized Gain (Loss) on Investments	18,218
Net Unrealized Appreciation (Depreciation)	43,043
Increase (Decrease) in Net Assets from Operations	57,058
From Distributions to Shareholders:
Net Investment Income	0
Net Realized Gain from Security Transactions	0
Change in Net Assets from Distributions	0
From Capital Share Transactions:
Proceeds From Sale of Shares	1,856,578
Cost of Shares Redeemed	0
Net Increase from Shareholder Activity	1,856,578

Net Increase (Decrease) in Net Assets	1,913,636

Net Assets at Beginning of Period	100,000
Net Assets at End of Period	$ 2,013,636

Share Transactions:
Issued	184,252
Redeemed	0
Net increase (decrease) in shares	184,252
Shares outstanding beginning of period	10,000
Shares outstanding end of period	194,252

*commencement of operations

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Financial Highlights (unaudited)
Selected data for a share outstanding throughout the period:	4/1/2003**
to
6/30/2003
Net Asset Value -
Beginning of Period	$ 10.00
Net Investment Income	(0.03)
Net Gains or Losses on Securities
(realized and unrealized)	0.40
Total from Investment Operations	0.37

Distributions (From Net Investment Income)	0.00
Distributions (From Capital Gains)	0.00
Total Distributions	0.00

Net Asset Value -
End of Period	$ 10.37
Total Return	3.70%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	2,014

Before Reimbursement
Ratio of Expenses to Average Net Assets	5.04%
Ratio of Net Income to Average Net Assets	-4.44%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.79%
Ratio of Net Income to Average Net Assets	-1.19%

Portfolio Turnover Rate	70.76%

* Annualized
** commencement of operations.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2003

1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  The investments in securities are carried at market value. Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

SECURITY TRANSACTION TIMING:

Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Interest income is recorded as earned.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INCOME TAXES:

It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement with Bertolet Capital LLC (the Adviser).  The Fund is authorized to pay the Adviser a fee equal to an annual average rate of 1.25% for investment adviser services.  As a result of the above calculation, for the period ended June 30, 2003, the Adviser received advisory fees totaling $1,960.

4.)

RELATED PARTY TRANSACTIONS

A control person of Bertolet Capital LLC serves as a trustee and officer of the Fund.  That individual receives benefits from the Adviser resulting from advisory fees paid to the Adviser of the Fund.

5.)

CAPITAL STOCK

The Fund is authorized to issue an unlimited number of shares without par value. Paid in capital at June 30, 2003 was $1,956,578 representing 194,252 shares outstanding.

6.)

PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2003, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $482,332 and $50,758 respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.)

SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of investments owned at June 30, 2003 was $1,996,628.

At June 30, 2003, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
43,738	(695)	43,043

8.)

CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2003, the Deysher family held, in aggregate, more than 32% of the Fund.

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8869 Brecksville Rd-C, Brecksville OH 44141

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Auditor: Tate, Weller & Baker, 1818 Market St-2400, Philadelphia PA 19103

Legal Counsel: Law Offices of Stephanie A. Djinis, 1749 Old Meadow Rd.-310, McLean, VA 22102

WWW.PINNACLEVALUEFUND.COM

Item 2.  Code of Ethics.  Not applicable.

Item 3.  Audit Committee Financial Expert. Not applicable.

Item 4.  Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Reserved.

Item 9.  Controls and Procedures.

(a)

Not applicable.

(b)

There were no significant changes in the registrant’s internal controls or in other factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.  Exhibits.

(a) Not applicable.

(b) Certifications required by Item 10(b) of Form N-CSR are filed herewith.

SIGNATURES

[See General Instruction F: the report must be signed by the registrant, and by each officer that provided a certification.]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bertolet Capital Trust

By /s/John E. Deysher President

*John E. Deysher President

Date August 13, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/John E. Deysher Treasurer

*John E. Deysher Treasurer

Date August 13, 2003

* Print the name and title of each signing officer under his or her signature.